Benchmark Electronics First Quarter 2023 Earnings May 3, 2023

Forward-Looking 2023 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for second quarter 2023 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges and amortization of intangibles, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continued inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including trade restrictions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

First Quarter 2023 Results Achieved 9% year-over-year revenue growth to $695 million, with double-digit growth in 3 of 6 sectors GAAP and non-GAAP gross margin of 9.2% GAAP and non-GAAP operating margin of 3.3% and 3.7%, respectively GAAP and non-GAAP EPS of $0.35 and $0.42, respectively All items below adjusted for supply chain premiums*: Revenue grew 17% year-over-year, with double-digit growth in 4 of 6 sectors Non-GAAP gross margin of 9.5% and non-GAAP operating margin of 3.8% * Component pass-through revenue for supply chain premiums with no impact on non-GAAP operating income or EPS

Roop Lakkaraju Chief Financial Officer

First Quarter GAAP Revenue by Market Sector Q1-23 Mar 31, 2023 Revenue by Mix and Market Sector Dec 31, 2022 Mar 31, 2022 For the Three Months Ended Dollars in Millions Sector   Mix % Revenue   Mix % Revenue Q/Q Growth   Mix % Revenue Y/Y Growth Medical   20% $137   19% $144 (5%)   18% $117 17% Semi-Cap   21% $149   24% $178 (16%)   29% $183 (19%) Aerospace & Defense   11% $79   12% $90 (12%)   13% $82 (2%) Industrials   21% $144   19% $143 1%   22% $137 5% Advanced Computing   14% $96   12% $92 4%   8% $55 74% Next Gen Comms   13% $90   14% $104 (13%)   10% $62 45% Total Revenue 100% $695 100% $751 (7%) 100% $636 9%

Sector Results Excluding Supply Chain Premium Q1-23 Results ($MM) Total Revenue Supply chain premiums (SCP) Revenue adjusted for SCP Year-over-Year growth adjusted for SCP Medical $137 $(5) $132 26% Semi-Cap $149 $(2) $147 (16)% A&D $79 $- $79 (2%) Industrials $144 $(8) $136 24% Adv. Computing $96 $- $96 81% Next Gen Comms $90 $(3) $87 53% See APPENDIX 3 for a reconciliation of GAAP to non-GAAP Financial Results

First Quarter 2023 Financial Summary (Dollars in millions, except EPS) Mar 31, 2023 Dec 31, 2022 Q/Q Mar 31, 2022 Y/Y Net Sales $695 $751 (7%) $636 9% GAAP Gross Margin 9.2% 9.6% (40) bps 9.1% 10 bps GAAP SG&A $38.2 $39.5 (3%) $36.3 5% GAAP Operating Margin 3.3% 3.6% (30) bps 2.4% 90 bps GAAP Diluted EPS $0.35 $0.60 (42%) $0.31 13% GAAP ROIC 7.4% 7.4% 0 bps 5.6% 180 bps Net Sales $695 $751 (7%) $636 9% Non-GAAP Gross Margin 9.2% 9.6% (40) bps 9.1% 10 bps Non-GAAP SG&A $38.2 $39.5 (3%) $36.3 5% Non-GAAP Operating Margin 3.7% 4.3% (60) bps 3.4% 30 bps Non-GAAP Diluted EPS $0.42 $0.60 (30%) $0.44 (5%) Non-GAAP ROIC 9.6% 9.9% (30) bps 9.3% 30 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Non-GAAP Financial Summary Excluding Supply Chain Premiums (Dollars in millions, except EPS) See APPENDIX 1 and APPENDIX 2 for reconciliations of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update

Liquidity and Capital Resources (1) Free cash flow (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) Senior Secured Term Loan $130 Revolving Credit Facility Drawn Amount $275 * Leverage ratio is Net debt/LTM adjusted EBITDA, as defined in the credit facility, which are non-GAAP measures Expanded revolver by $100M on existing terms Cash Flow from Operations primarily impacted by inventory Forecasting $70-$90M of Free Cash Flow generation in 2023 For the Three Months Ended Cash (In millions) Mar 31, 2023 Dec 31, 2022 Mar 31, 2022 Cash Flows from (used in) Operations ($25) ($53) ($68) FCF (1) ($64) ($66) ($86) Cash $212 $207 $245 International $192 $168 $151 US $20 $39 $94

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $5.8 million paid in January 2023 Recurring quarterly dividend of $0.165 per share paid to shareholders as of March 31, 2023 on April 13, 2023 Recurring quarterly dividends to continue until further notice Share Repurchases No Share repurchases in Q1 2023 Share repurchase program remaining authorization of $155 million as of March 31, 2023

Second Quarter 2023 Guidance Q2-2023 Net Sales* $670 - $710 million Diluted EPS – GAAP $0.35 - $0.41 Diluted EPS – non-GAAP $0.43 - $0.49 Operating Margin – non-GAAP 3.9% - 4.1% Other Expenses, Net $7 million Effective Tax Rate 18% - 20% Weighted Average Shares ~ 35.6 million * Guidance does not include supply chain premium revenue This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers.

Business Trends Jeff Benck - CEO

Sector Outlook* * Excludes supply chain premiums (SCP) revenue in forecast and comparable period(s) Q2-23 Q/Q FY2023 Y/Y Sector Commentary Medical Strong demand in existing programs and new ramps in progress Improving supply chain Semi-Cap New wins start to ramp in 2H-23 Currently anticipate sequentially flat to up through rest of the year A&D Commercial aero strength and improving supply chain drive sequential growth New wins and Defense program ramps drive 2023 growth Industrials New customer revenues in environmental solutions and energy efficiency driving annual growth Adv. Computing 2H-23 growth dependent upon timing of new HPC program wins and ramps Next Gen Comms Program wins continue to ramp but slower than expected Potential for comms infrastructure deployment push-out weighing on mid-year outlook See APPENDIX 3 for a reconciliation of GAAP to non-GAAP Financial Results

First Quarter 2023 New Business Wins Medical Automatic external defibrillator (Manufacturing) Minimally invasive surgical system (Manufacturing) Next generation CT scanner platform (Manufacturing) Semi-Cap Wafer test platform (Design) Vacuum system (Design) Aerospace & Defense Commercial aerospace eVTOL solutions (Manufacturing) Defense space optical application (Manufacturing) RF design for defense application (Engineering) Industrials Wireless seismic detection and prediction (Manufacturing) Flow control valve for the energy market (Manufacturing) Multi-function device for electrical installation safety and performance testing (Engineering) Advanced Computing & Next Generation Comms Smart municipal light control and energy management device (Engineering, Manufacturing)

Summary Published second annual sustainability report (bench.com/sustainability) Delivered 17% revenue growth* and 21% non-GAAP operating income growth year-over-year Strategically diversified portfolio enabled year-over-year growth in 4 of 6 sectors* Expecting growth in at least 4 of 6 sectors in 2023* Investing in Semi-Cap for anticipated return to growth in 2024 Supply chain remains a challenge, but continued improvement expected in 2023 * Excluding supply chain premium revenue in forecast and comparable period(s).

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results

(Dollars in Millions) – (UNAUDITED) APPENDIX 2 - Reconciliation of Supply Chain Premiums

(Dollars in Millions) – (UNAUDITED) APPENDIX 3 - Reconciliation of Supply Chain Premiums by Sector